UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2006

ELEPHANT & CASTLE GROUP INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-12134	None
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1190 Hornby Street
Vancouver, British Columbia
Canada V6Z 2K5
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-6451

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[               ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425) .

[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).

[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On April 17, 2006, Richard Kelleher voluntarily resigned as a director of Elephant & Castle Group Inc. (the “Company”). There was no disagreement between the Company and Mr. Kelleher relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT & CASTLE GROUP INC.

Date: April 21 , 2006	By:	/s/ Richard Bryant
Richard Bryant, Chief Executive Officer and
President